                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-490
                                                      -------
                         Oppenheimer Equity Fund, Inc.
                         -----------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                       Date of reporting period: 3/30/2012
                                                 ---------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

                                                        Shares         Value
                                                      ----------   --------------
COMMON STOCKS--98.1%
CONSUMER DISCRETIONARY--12.6%
AUTO COMPONENTS--0.5%
Johnson Controls, Inc.                                   232,530   $    7,552,574
AUTOMOBILES--0.8%
Ford Motor Co.                                           978,960       12,227,210
HOTELS, RESTAURANTS & LEISURE--1.6%
McDonald's Corp.                                         171,550       16,829,055
Yum! Brands, Inc.                                        109,760        7,812,717
                                                                   --------------
                                                                       24,641,772
HOUSEHOLD DURABLES--1.0%
Mohawk Industries, Inc.(1)                               224,860       14,955,439
INTERNET & CATALOG RETAIL--0.7%
Amazon.com, Inc.(1)                                       54,753       11,088,030
MEDIA--2.3%
Comcast Corp., Cl. A                                     393,300       11,802,933
Viacom, Inc., Cl. B                                      196,990        9,349,145
Walt Disney Co. (The)                                    287,380       12,581,496
                                                                   --------------
                                                                       33,733,574
MULTILINE RETAIL--1.2%
Target Corp.                                             299,890       17,474,590
SPECIALTY RETAIL--2.5%
Bed Bath & Beyond, Inc.(1)                                64,500        4,242,165
O'Reilly Automotive, Inc.(1)                             135,580       12,385,233
Talbots, Inc. (The)(1)                                 1,019,460        3,088,964
Tiffany & Co.                                            105,180        7,271,093
TJX Cos., Inc. (The)                                     266,580       10,585,892
                                                                   --------------
                                                                       37,573,347
TEXTILES, APPAREL & LUXURY GOODS--2.0%
Coach, Inc.                                              146,415       11,314,951
Nike, Inc., Cl. B                                        109,230       11,844,901
Ralph Lauren Corp.                                        43,260        7,541,516
                                                                   --------------
                                                                       30,701,368
CONSUMER STAPLES--10.2%
BEVERAGES--4.0%
Brown-Forman Corp., Cl. B                                 82,930        6,915,533
Coca-Cola Co. (The)                                      496,260       36,728,203
Molson Coors Brewing Co., Cl. B, Non-Vtg.                126,390        5,719,148
SABMiller plc                                            256,730       10,304,925
                                                                   --------------
                                                                       59,667,809
FOOD & STAPLES RETAILING--2.0%
Costco Wholesale Corp.                                   163,880       14,880,304
Wal-Mart Stores, Inc.                                    255,240       15,620,688
                                                                   --------------
                                                                       30,500,992
FOOD PRODUCTS--1.4%
Mead Johnson Nutrition Co., Cl. A                         81,770        6,744,390
Nestle SA                                                179,680       11,305,887

                       1 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

                                                        Shares         Value
                                                      ----------   --------------
FOOD PRODUCTS CONTINUED
Unilever NV CVA                                           73,287   $    2,493,922
                                                                   --------------
                                                                       20,544,199
HOUSEHOLD PRODUCTS--1.9%
Church & Dwight Co., Inc.                                349,970       17,215,024
Colgate-Palmolive Co.                                    111,650       10,917,137
                                                                   --------------
                                                                       28,132,161
PERSONAL PRODUCTS--0.4%
Estee Lauder Cos., Inc. (The), Cl. A                     106,160        6,575,550
TOBACCO--0.5%
Philip Morris International, Inc.                         81,570        7,227,918
ENERGY--11.4%
ENERGY EQUIPMENT & SERVICES--2.9%
Baker Hughes, Inc.                                       148,900        6,244,866
Cameron International Corp.(1)                           161,610        8,537,856
Ensco plc, Sponsored ADR                                 137,940        7,301,164
National Oilwell Varco, Inc.                             123,140        9,785,936
Schlumberger Ltd.                                        179,150       12,527,960
                                                                   --------------
                                                                       44,397,782
OIL, GAS & CONSUMABLE FUELS--8.5%
Apache Corp.                                             151,840       15,250,810
Chevron Corp.                                            487,358       52,264,272
ConocoPhillips                                            88,060        6,693,441
Exxon Mobil Corp.                                        207,120       17,963,518
Noble Energy, Inc.                                        36,800        3,598,304
Occidental Petroleum Corp.                               141,330       13,458,856
Penn West Petroleum Ltd.                                 388,820        7,609,207
Royal Dutch Shell plc, ADR                               151,180       10,602,253
                                                                   --------------
                                                                      127,440,661
FINANCIALS--12.3%
CAPITAL MARKETS--2.0%
BlackRock, Inc.                                           38,640        7,917,336
Goldman Sachs Group, Inc. (The)                          176,840       21,993,591
                                                                   --------------
                                                                       29,910,927
COMMERCIAL BANKS--5.8%
CIT Group, Inc.(1)                                       328,200       13,534,968
M&T Bank Corp.                                           183,990       15,985,051
Standard Chartered plc                                   238,167        5,942,747
SunTrust Banks, Inc.                                     134,840        3,259,083
U.S. Bancorp                                             533,580       16,903,814
Wells Fargo & Co.                                        927,780       31,674,409
                                                                   --------------
                                                                       87,300,072
CONSUMER FINANCE--0.6%
American Express Co.                                     148,940        8,617,668
DIVERSIFIED FINANCIAL SERVICES--2.3%
Citigroup, Inc.                                          374,420       13,685,051
JPMorgan Chase & Co.                                     452,890       20,823,882
                                                                   --------------
                                                                       34,508,933

                        2 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

                                                        Shares         Value
                                                      ----------   --------------
INSURANCE--1.6%
ACE Ltd.                                                 228,370   $   16,716,684
Travelers Cos., Inc. (The)                               126,030        7,460,976
                                                                   --------------
                                                                       24,177,660
HEALTH CARE--11.8%
BIOTECHNOLOGY--0.9%
Alexion Pharmaceuticals, Inc.(1)                          51,160        4,750,718
Vertex Pharmaceuticals, Inc.(1)                          226,590        9,292,456
                                                                   --------------
                                                                       14,043,174
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
Baxter International, Inc.                               182,150       10,888,927
Medtronic, Inc.                                          372,600       14,602,194
                                                                   --------------
                                                                       25,491,121
HEALTH CARE PROVIDERS & SERVICES--2.9%
HCA Holdings, Inc.                                       145,950        3,610,803
Humana, Inc.                                             213,710       19,763,901
UnitedHealth Group, Inc.                                 349,350       20,590,689
                                                                   --------------
                                                                       43,965,393
LIFE SCIENCES TOOLS & SERVICES--0.5%
Mettler-Toledo International, Inc.(1)                     35,620        6,580,795
PHARMACEUTICALS--5.8%
Allergan, Inc.                                           167,230       15,958,759
Bristol-Myers Squibb Co.                                 341,320       11,519,550
Merck & Co., Inc.                                        474,250       18,211,200
Novo Nordisk AS, Cl. B                                    96,147       13,311,866
Perrigo Co.                                               44,330        4,579,732
Pfizer, Inc.                                             647,510       14,672,577
Roche Holding AG                                          54,603        9,502,749
                                                                   --------------
                                                                       87,756,433
INDUSTRIALS--12.6%
AEROSPACE & DEFENSE--3.1%
Honeywell International, Inc.                            423,600       25,860,780
Precision Castparts Corp.                                 57,720        9,979,788
United Technologies Corp.                                128,720       10,676,037
                                                                   --------------
                                                                       46,516,605
AIR FREIGHT & LOGISTICS--0.7%
United Parcel Service, Inc., Cl. B                       131,320       10,600,150
AIRLINES--0.3%
United Continental Holdings, Inc.(1)                     230,550        4,956,825
ELECTRICAL EQUIPMENT--0.6%
Emerson Electric Co.                                     162,560        8,482,381
INDUSTRIAL CONGLOMERATES--2.0%
Danaher Corp.                                            226,110       12,662,160
Tyco International Ltd.                                  305,310       17,152,316
                                                                   --------------
                                                                       29,814,476
MACHINERY--4.2%
Caterpillar, Inc.                                        103,510       11,025,885
Cummins, Inc.                                             45,830        5,501,433

                        3 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

                                                        Shares         Value
                                                      ----------   --------------
MACHINERY CONTINUED
Deere & Co.                                               93,600   $    7,572,240
Joy Global, Inc.                                         124,360        9,140,460
Navistar International Corp.(1)                          300,330       12,148,349
Parker-Hannifin Corp.                                    138,290       11,692,420
SPX Corp.                                                 76,630        5,941,124
                                                                   --------------
                                                                       63,021,911
ROAD & RAIL--1.0%
Hunt (J.B.) Transport Services, Inc.                      35,750        1,943,728
Union Pacific Corp.                                      126,650       13,612,342
                                                                   --------------
                                                                       15,556,070
TRADING COMPANIES & DISTRIBUTORS--0.7%
AerCap Holdings NV(1)                                  1,015,551       11,282,772
INFORMATION TECHNOLOGY--19.1%
COMMUNICATIONS EQUIPMENT--4.2%
Juniper Networks, Inc.(1)                              1,297,050       29,676,504
QUALCOMM, Inc.                                           490,300       33,350,206
                                                                   --------------
                                                                       63,026,710
COMPUTERS & PERIPHERALS--4.9%
Apple, Inc.(1)                                           106,480       63,831,566
Hewlett-Packard Co.                                      253,790        6,047,816
SanDisk Corp.(1)                                          76,440        3,790,660
                                                                   --------------
                                                                       73,670,042
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%
Corning, Inc.                                            591,310        8,325,645
TE Connectivity Ltd.                                     400,390       14,714,333
                                                                   --------------
                                                                       23,039,978
INTERNET SOFTWARE & SERVICES--2.9%
eBay, Inc.(1)                                            323,810       11,945,351
Google, Inc., Cl. A(1)                                    36,030       23,103,877
VeriSign, Inc.                                           224,010        8,588,543
                                                                   --------------
                                                                       43,637,771
IT SERVICES--1.6%
International Business Machines Corp.                     40,010        8,348,087
Teradata Corp.(1)                                         95,730        6,524,000
Visa, Inc., Cl. A                                         77,240        9,114,320
                                                                   --------------
                                                                       23,986,407
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.7%
Broadcom Corp., Cl. A                                    269,634       10,596,616
Texas Instruments, Inc.                                  160,850        5,406,169
Xilinx, Inc.                                             255,890        9,322,073
                                                                   --------------
                                                                       25,324,858
SOFTWARE--2.3%
Intuit, Inc.                                             202,160       12,155,881
Microsoft Corp.                                          117,290        3,782,603
Oracle Corp.                                             316,150        9,218,934

                        4 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

                                                        Shares         Value
                                                      ----------   --------------
SOFTWARE CONTINUED
Vmware, Inc., Cl. A(1)                                    89,290   $   10,033,517
                                                                   --------------
                                                                       35,190,935
MATERIALS--4.1%
CHEMICALS--3.1%
Celanese Corp., Series A                                  92,074        4,251,977
Ecolab, Inc.                                             141,400        8,727,208
Monsanto Co.                                              94,380        7,527,749
Mosaic Co. (The)                                         229,570       12,692,925
Praxair, Inc.                                            114,960       13,179,014
                                                                   --------------
                                                                       46,378,873
CONTAINERS & PACKAGING--0.8%
Rock-Tenn Co., Cl. A                                     181,950       12,292,542
METALS & MINING--0.2%
Freeport-McMoRan Copper & Gold, Inc., Cl. B               78,620        2,990,705
TELECOMMUNICATION SERVICES--0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
AT&T, Inc.                                               287,828        8,988,868
UTILITIES--3.4%
ELECTRIC UTILITIES--1.6%
American Electric Power Co., Inc.                        208,490        8,043,544
Edison International, Inc.                               367,570       15,625,401
                                                                   --------------
                                                                       23,668,945
ENERGY TRADERS--0.6%
GenOn Energy, Inc.(1)                                  4,335,470        9,017,778
MULTI-UTILITIES--1.2%
NiSource, Inc.                                           157,750        3,841,213
Public Service Enterprise Group, Inc.                    491,220       15,036,238
                                                                   --------------
                                                                       18,877,451
                                                                   --------------
Total Common Stocks (Cost $1,127,622,816)                           1,477,110,205
INVESTMENT COMPANY--2.2%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.22%(2,3) (Cost $32,568,472)                         32,568,472       32,568,472
Total Investments, at Value (Cost $1,160,191,288)          100.3%   1,509,678,677
Liabilities in Excess of Other Assets                       (0.3)      (3,909,154)
                                                      ----------   --------------
Net Assets                                                 100.0%  $1,505,769,523
                                                      ==========   ==============

Footnotes to Statement of Investments

* March 30, 2012 represents the last business day of the Fund's quarterly period. See accompanying Notes.

1.    Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                        5 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

                                                            SHARES            GROSS        GROSS          SHARES
                                                     DECEMBER 30, 2011 (a)  ADDITIONS    REDUCTIONS    MARCH 30, 2012
                                                     --------------------  -----------   -----------   --------------
Oppenheimer Institutional Money Market Fund, Cl. E            40,412,584   108,656,737   116,500,849       32,568,472

                                                             VALUE       INCOME
                                                          -----------   --------
Oppenheimer Institutional Money Market Fund, Cl. E        $32,568,472   $ 16,484

a. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See accompanying Notes.

3. Rate shown is the 7-day yield as of March 30, 2012.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MARCH 30, 2012 ARE AS FOLLOWS:

COUNTERPARTY/                     CONTRACT AMOUNT     EXPIRATION                 UNREALIZED
CONTRACT DESCRIPTION   BUY/SELL       (000's)            DATE          VALUE    DEPRECIATION
--------------------   --------   ---------------   --------------   --------   ------------
NOMURA SECURITIES
Euro (EUR)                 Sell               579   EUR     4/2/12   $772,259   $      1,469

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY AND ANNUAL PERIODS. The last day of the Fund's quarterly period was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

The last day of the Fund's fiscal year was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

                        6 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

SECURITY TYPE                      STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING VENDORS
--------------------------------   -------------------------------------------------------------------
Corporate debt, government debt,   Reported trade data, broker-dealer price quotations,
municipal, mortgage-backed and     benchmark yields, issuer spreads on comparable securities,
asset-backed securities            the credit quality, yield, maturity, and other appropriate factors.

Loans                              Information obtained from market participants regarding
                                   reported trade data and broker-dealer price quotations.

Event-linked bonds                 Information obtained from market participants regarding
                                   reported trade data and broker-dealer price quotations.

                        7 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 30, 2012 based on valuation input level:

                                                                            LEVEL 3--
                                         LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                        UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                       QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                      --------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary             $  189,947,904   $              --   $         --   $  189,947,904
   Consumer Staples                      152,648,629                  --             --      152,648,629
   Energy                                171,838,443                  --             --      171,838,443
   Financials                            184,515,260                  --             --      184,515,260
   Health Care                           177,836,916                  --             --      177,836,916
   Industrials                           190,231,190                  --             --      190,231,190
   Information Technology                287,876,701                  --             --      287,876,701
   Materials                              61,662,120                  --             --       61,662,120

                       8 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

   Telecommunication Services              8,988,868                  --             --        8,988,868
   Utilities                              51,564,174                  --             --       51,564,174
Investment Company                        32,568,472                  --             --       32,568,472
                                      --------------   -----------------   ------------   --------------
Total Assets                          $1,509,678,677   $              --   $         --   $1,509,678,677
                                      --------------   -----------------   ------------   --------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $           --   $          (1,469)  $         --   $       (1,469)
                                      --------------   -----------------   ------------   --------------
Total Liabilities                     $           --   $          (1,469)  $         --   $       (1,469)
                                      --------------   -----------------   ------------   --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                             TRANSFERS INTO LEVEL 1*   TRANSFERS OUT OF LEVEL 2*
                             -----------------------   -------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Staples          $             9,546,859   $              (9,546,859)
   Financials                              4,128,842                  (4,128,842)
                             -----------------------   -------------------------
Total Assets                 $            13,675,701   $             (13,675,701)
                             -----------------------   -------------------------

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

                        9 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

      COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

      CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

                       10 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended March 30, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $83,202 and $834,505, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended March 30, 2012, the Fund had an ending monthly average market value of $218,974 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of March 30, 2012, the Fund had no outstanding written or purchased options.

                       11 | Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Fund, Inc.

STATEMENT OF INVESTMENTS March 30, 2012* (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                                   $1,179,468,659
                                                                 ==============
Gross unrealized appreciation                                    $  356,219,627
Gross unrealized depreciation                                       (26,009,609)
                                                                 --------------
Net unrealized appreciation                                      $  330,210,018
                                                                 ==============

                       12 | Oppenheimer Equity Fund, Inc.

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/30/2012, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund, Inc.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 5/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 5/8/2012

By: /s/ Brian W. Wixted
    ----------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 5/8/2012